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                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is made on and as of October 25, 1995 by and between the AmerTranz Worldwide, Inc. ("Borrower") and TIA, Inc. (the "Lender").


                                    Recitals

     Borrower desires to obtain certain credit facilities from Lender for the purposes stated herein. Lender has agreed to extend certain credit facilities to Borrower, for the purposes and upon the terms and subject to the conditions stated herein. To induce Lender to extend such credit facilities to Borrower, Borrower has agreed to make certain covenants, promises, agreements, representations and warranties, as stated herein.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, Borrower hereby covenants, promises, agrees, represents and warrants, with and for the benefit of Lender, and Lender agrees, as follows:

     1. Definitions. Certain capitalized terms used in this Agreement are defined in the text of this Agreement. In addition, the following terms shall have the following meanings when used herein:

     a. "Affiliate" of any Person means: (i) any Person who directly owns, controls, or holds with power to vote, 5% or more of the outstanding voting securities of that Person; (ii) any Person 5% or more of the outstanding voting securities of which are owned, controlled, or held with power to vote, directly or indirectly, by that Person; (iii) any Person 5% or more of the outstanding voting securities of which are owned, controlled or held with power to vote, directly or indirectly, by a Person which would be an Affiliate of that Person by virtue of (i) or (ii) ; (iv) any partner, director, officer or employee of that Person; and (v) any relative within the third degree of kinship (by blood, adoption or marriage) of any Person who is an Affiliate of that Person by virtue of (i) through (iv) hereof.

     b. "Banking Day" means any day on which Provident Bank of Maryland is open for business.

     c. "Closing" means the meeting of the parties at which this Agreement and the other Loan Documents are executed and delivered.

     d. "Collateral" means the collateral pledged to Lender under this Agreement and any other property of Borrower in which Lender now has or hereafter acquires a security interest.




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     e. "ERISA" means  collectively the Employee  Retirement Income Security Act of 1974, as amended, and the regulations adopted pursuant thereto.

     f. "Indebtedness for Borrowed Money" of a Person means at any time the sum at such time of (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (b) any obligations of such Person in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of such Person; (c) lease obligations of such Person with respect to capital leases; (d) all liabilities secured by any lien on any property owned by such Person, to the extent attached to such Person's interest in such property, even though such Person has not assumed or become personally liable for the payment thereof; (e) obligations of third parties which are being guaranteed or indemnified against by such Person or which are secured by the property of such Person; (f) any obligation of such Person under an employee stock ownership plan or other similar employee benefit plan; and (f) any obligation of such Person or a commonly controlled entity to a multiemployer plan; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by such Person and for which adequate reserves are being provided on the books of such Person in accordance with generally accepted accounting principles.

     g. "Liabilities" means all debts, liabilities and obligations of Borrower to Lender of every kind, nature and description, without regard to enforcement of any guaranty or any other obligations or security, which are now existing or hereafter incurred pursuant to this Agreement, whether matured or unmatured, direct or indirect, primary or secondary, secured or unsecured, joint or several, absolute or contingent, including without limitation any liability of Lender as endorser of any checks or other drafts of customers of Borrower and transmitted by Lender for collection pursuant to this Agreement, due or to become due, regardless of how the same may be evidenced, and whether participated to or from Lender in whole or in part, and including any extensions and renewals or a part thereof, together with interest, fees, charges, expenses and costs of collection (including reasonable attorney's fees).

     h. "Loan Documents" means this Agreement, the Note, and each other document executed and delivered by Borrower or any Person to Lender at the Closing, and each other document, instrument or agreement now or hereafter evidencing, guarantying, securing or modifying any of the Liabilities or Lender's security interest in the Collateral or the Stock Collateral.

     i.  "Person"  means  any  individual,  corporation,   partnership,  limited

liability company, trust or other legal entity.



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     j. "Pledgors" mean Michael Barsa, Edward Reedy and David Pulk.

     k. "Pledge Agreement" means collectively all pledge agreements executed and delivered by the Pledgors and Borrower to Lender pursuant to this Agreement.

     l. "Stock Collateral" means the shares of AmerTranz Belgium, NV, and AmerTranz do Brasil LTDA pledged to Lender pursuant to the Pledge Agreement.

     m. "Subordinate Creditors" means Michael Barsa, David Pulk, Bruce Brandi, the Allen Rubin Trust, Jean Barsa and Michael Kilzi.

     n.. "Subsidiary" means any corporation the majority of the voting shares of which at the time are owned directly by Borrower and/or by one or more Subsidiaries of Borrower.

     o. "Wholly Owned Subsidiary" means any domestic United States corporation all the shares of stock of all classes of which (other than directors' qualifying shares) at the time are owned directly or indirectly by Borrower and/or by one or more Wholly Owned Subsidiaries of Borrower.

     Any capitalized term used in this Agreement which is not specifically defined herein but is defined in the Uniform Commercial Code of the State of Maryland (the "UCC") shall have the UCC meaning when used herein.

     2. The Loan. Subject to and upon the provisions of this Agreement, Lender agrees to make a loan to Borrower not later than November 3, 1995, in the principal amount of Five Hundred Thousand Dollars ($500,000) (the "Loan"). The obligation of Borrower to pay the Loan with interest shall be evidenced by two or more promissory notes (collectively, as from time to time extended, amended, restated, supplemented or otherwise modified, the "Note") substantially in the form of EXHIBIT A attached hereto and made a part hereof with appropriate insertions.

     3. Advances. Provided that no Event of Default has occurred, Lender agrees to advance the Loan to Borrower as follows. Lender shall advance $250,000 to Borrower upon delivery to Lender of proof satisfactory to Lender that at least $250,000 has been advanced by others in net new funds to Borrower subordinated to the Loan since October 1, 1995. Lender shall make a second advance of $250,000 to Borrower upon delivery to Lender of proof satisfactory to Lender that at least $500,000 has been advanced to Borrower by others in net new funds subordinated to the Loan since October 1, 1995.




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     4. Repayment Terms.

     a. Principal. Beginning March 1, 1996, and on the first day of each month thereafter, the unpaid balance of the Loan shall be paid in equal installments of $100,000 each, together with accrued interest. The entire unpaid balance of the Loan, together with all accrued and unpaid interest and all other amounts due hereunder, if not sooner paid, shall be due and payable on August 15, 1996.

     b. Interest.

     (1) The Loan shall bear and accrue interest from the date of the advance until repaid to Lender at the rate of twelve percent (12%) per year based upon a 360 day year and shall be payable for the actual number of days elapsed, including any time extended by reason of Saturdays, Sundays and holidays.

     (2) Interest shall be payable monthly in advance, on the first day of each month.

     c. Purposes. Unless the Lender shall otherwise consent in writing, the Loan shall be used only for Borrower's short term working capital needs and to retire accounts payable other than accounts payable to Borrower's Affiliates.

     d. Prepayment. Borrower shall have the right to prepay any amount due under the Loan without penalty or premium.

     e. Requests for Advances. Each request for an advance under the Loan shall constitute a representation and warranty by Borrower that as of the date of such request all of the representations and warranties made by Borrower herein are true on and as such date as if made on and as of such date, and that no Event of Default and no condition, event or act which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, exists.

     5. Closing Documents. As a condition to Lender making any advance under the Loan, the following shall occur, and each document referred to below shall be in form and substance satisfactory to Lender:

     a. Execution of Loan Documents. Borrower shall execute, seal and deliver to Lender the Loan Documents.


     b. Certificate of Secretary. Borrower shall execute and deliver to Lender a certificate of the corporate secretary of Borrower certifying that (i) attached thereto



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are true and  correct  copies of the  articles of  incorporation  and by-laws of
Borrower, (ii) attached thereto are true and correct copies of resolutions duly adopted by the board of directors of Borrower authorizing the execution, delivery and performance of the Loan Documents, (iii) the persons named therein are the duly elected directors and officers of Borrower, and (iv) the persons named therein are the stockholders of Borrower, stating the number of shares owned by each.

     c. Pledge Agreement. Pledgors and Borrower shall execute, seal and deliver to Lender the Pledge Agreement.

     d. Status Certificate. Borrower shall deliver to the Lender a status certificate signed by its president indicating that Borrower is a corporation duly incorporated and in good standing and authorized to transact business in its state of incorporation.

     e. Subordination Agreement. Each of the Subordinate Creditors shall execute and deliver to Lender a subordination agreement in form satisfactory to Lender.

     f. Financing Statements. Borrower shall execute and deliver to Lender financing statements covering the Collateral in form satisfactory to Lender (the "Financing Statements"), and shall pay to Lender the filing fees, including recordation taxes, for each of the Financing Statements.

     g. Financial Information. Borrower shall deliver to Lender such information as Lender may reasonably request, which information is satisfactory to Lender in Lender's sole discretion, demonstrating that there has been no material adverse change to the financial condition of Borrower since July 31, 1995, including any additional pledge of assets or increase in the amount of debt secured by pledges of assets.

     h. Compliance with Agreement. No advance shall be made hereunder unless Borrower shall be in compliance with all of the terms and conditions of this Agreement and Borrower and Pledgors are in compliance with all of the terms and conditions of the Loan Documents, all of the representations and warranties made by Borrower herein shall be true on and as of the date of such advance as if made on and as of the date of such advance, no Event of Default, and no condition, event or act which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, shall exist.

     i. Opinion of Borrower's Counsel. Lender shall have received the favorable opinion of counsel for Borrower addressed to Lender in form satisfactory to Lender.




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     j.  Certificate of Chief  Financial  Officer.  Borrower's  chief  financial officer shall execute and deliver to Lender a certificate substantially in the form of Exhibit B certifying that the requisite funds have been advanced to Borrower as required by Section 3 hereof.

     6. Security Interest in Collateral. As security for the payment and performance of the Liabilities, Borrower hereby grants to Lender a security interest in and lien on all of the assets and property of Borrower, whether such assets and property are now owned or existing or are owned, acquired or arise hereafter, and the products and proceeds thereof, including but not limited to the following:

     a. Accounts, including, without limitation, all domestic and foreign trade and other accounts and accounts receivable and all rights to any form of payment, whether as compensation or payment for services or goods or letting of space or otherwise, reimbursement or repayment, in money or otherwise, for any reason whatsoever, and all returned, rejected, or repossessed goods, the sale or lease of which shall have given or shall give rise to an account and all cash and non-cash proceeds and products of all such goods ("Accounts").

     b. Chattel paper and all rights resulting therefrom or arising in connection therewith, both now owned and hereafter existing, acquired or created, together with (i) all moneys due and to become due thereunder, and (ii) all returned, rejected, or repossessed goods, the sale or lease of which shall have given or shall give rise to chattel paper and all cash and non-cash proceeds and products of all such goods. Additionally, Borrower assigns and grants to Lender a security interest in all property and goods both now owned and hereafter acquired by Borrower which are sold, leased, secured, subject of, or otherwise covered by, Borrower's chattel paper, together with all rights incident to such property and goods ("Chattel Paper").

     c. Inventory, including, but not limited to raw materials, supplies, work in progress and finished goods produced or consumed in Borrower's business, together with Borrower's inventory left for sale with others on consignment or on a sale or return or sale on approval basis, and returned or repossessed inventory wherever located ("Inventory").

     d. Equipment and fixtures, together with (i) all additions, parts, fittings, accessories, special tools, attachments and accessions now and hereafter affixed thereto and/or used in connection therewith, and (ii) all replacements thereof and substitutions therefor ("Equipment").




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     e. All  other  goods of  Borrower,  together  with  all  additions,  parts, fittings, accessories, attachments and accessions, now or hereafter affixed thereto and/or used in connection therewith ("Goods").

     f. Instruments, including, without limitation, all notes, notes receivable, drafts, checks, acceptances, bonds, debentures, stock certificates and other certificated securities, and similar negotiable and non-negotiable instruments and documents, both now owned and hereafter acquired, together with (i) all monies due and to become due thereunder and all rights incident thereto, and
(ii) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an instrument and all cash and non-cash proceeds and products of all such goods ("Instruments").

     g. General intangibles, including but not limited to all rights, claims, choses in action and other intangible entitlements of Borrower, and including all earned and unearned and return insurance premiums and proceeds of any and all insurance policies, trademarks, trade names and logos, together with (i) all monies due and to become due thereunder and all rights incident thereto, and
(ii) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to a general intangible and all cash and non-cash proceeds and products of all such goods ("General Intangibles").

     h. Documents, evidencing or relating to property of Borrower or any property now or hereafter to become property of Borrower or to which Borrower may now or hereafter assert any claim or right, and including all books and records of and regarding the business of Borrower, all financial and corporate data, whether such records are on paper or other writing or on any data processing materials in any form (such as software, tapes, disks and the like) documenting, describing, or in any manner relating to Borrower's business and/or the Collateral, wherever located, whether now owned or hereafter acquired or created ("Documents").

     i. All other assets of Borrower,  including  but not limited to all deposit accounts and all similar accounts, and all cash, securities (whether or not certificated), investments, rights, interests and other assets of Borrower, including any of the foregoing now or in the future to be credited to, contained in or payable to Borrower, and the stock of all subsidiaries and interests in any ventures or partnerships of the Borrower.

     7. Borrower's Covenants with Respect to Collateral. Borrower hereby covenants and agrees with Lender as follows:

     a. Statements of Accounts. At such times or intervals as Lender may reasonably request, Borrower shall submit to Lender reports respecting the Collateral in



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     form  satisfactory  to  Lender.  Such  reports  shall be in form and  shall contain the information requested by Lender.

     b.  Other  Information.   Borrower  shall  provide  to  Lender  such  other
information about the Collateral as Lender may reasonably request from time to time.

     c. Preservation of Collateral. Borrower shall not, without prior written consent of Lender, sell, lease, pledge, assign or grant any security interest in any of the Collateral to any person or other entity (other than Lender), except that Equipment and Inventory may be sold or otherwise disposed of in the ordinary course of business.

     d. Location of Collateral. Borrower shall not remove any of the Collateral, or any records pertaining to any of the Collateral, from Borrower's principal place of business, other than in the ordinary course of the Borrower's business. Borrower shall at all times afford Lender access to all of the Collateral and all of Borrower's records pertaining to the Collateral, wherever located.

     e. Protection of Security Interest. Upon Lender's request, Borrower shall furnish to Lender such further information, and shall execute and deliver to Lender such financing statements and other documents, and shall do all such other acts, as may be reasonably necessary or appropriate to establish and maintain Lender's valid security interest in the Collateral (including the evidencing of Lender's security interest on all books and records pertaining thereto) and to protect such security interest from the claims of all other persons. In the event that Borrower fails or refuses to execute any financing statement or other document necessary to perfect or continue the perfection of Lender's security interest in the Collateral, Borrower hereby appoints Lender as the Borrower's attorney-in-fact, which power shall be deemed coupled with an interest, to execute such financing statement or other document in Borrower's name.

     f. Consents. Borrower shall use its best efforts to obtain the consent of any Person, governmental instrumentality or agency, or public body or official to the assignment hereunder of any Collateral if such consent may be required by the terms of any contract or statute or if Lender so requests, and shall immediately notify Lender if such consent is not obtained.

     g. Filing Costs. Borrower shall pay all costs (including recordation tax, if applicable) of filing and recording documents in all public offices where filing or recording is deemed by Lender to be necessary or desirable to perfect or continue the perfection of Lender's security interest in the Collateral.




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     h. Change in Location.  Borrower shall not, without prior notice to Lender, change the location of its chief executive office. Borrower shall provide Lender, upon Lender's request from time to time, with a complete list of all of Borrower's business locations.

     i. Defend Collateral. Borrower shall defend the Collateral against all claims and demands of all other Persons at any time claiming the same or an interest therein and shall pay promptly when due all taxes and assessments upon the Collateral or upon its use or sale. At its option Lender may discharge taxes, liens or other encumbrances at any time levied against or placed on the Collateral and charge the amount thereof as an advance under the Line.

     j. Disputes. Borrower shall notify Lender promptly of any dispute or claim pertaining to any of the Collateral.

     k. Records and Inspection. Borrower shall at all times keep accurate and complete records of Borrower's Accounts, General Intangibles, Goods, Equipment, Inventory, Chattel Paper, Documents, Instruments, and money, at Borrower's principal place of business, and shall deliver such reports, reconciliations and other financial information to Lender as Lender may at any time reasonably request. Such reports and records shall be maintained in accordance with generally accepted accounting principles and in a manner consistent with past practices.

     l. Inspection by Lender. Lender and any of its agents shall be permitted to call at Borrower's place or places of business at intervals to be determined by

Lender without prior notice, and without hindrance or delay, to inspect, audit, make test verifications and otherwise check and make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral or to any other transactions between the parties thereto, and to inspect the Collateral, wherever situated.

     m. Endorsement and Delivery of Documents. If Lender so requests, Borrower shall deliver immediately to Lender all Instruments, Chattel Paper, Documents, and any promissory notes, trade acceptances or other instruments for the payment of money evidencing Borrower's Accounts, appropriately endorsed to Lender's order, and, regardless of the form of such endorsement, Borrower hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto. Until so delivered, Borrower shall hold the same separate and apart and upon an express trust for Lender.

     n. Insurance/Notice of Loss. Borrower shall have and maintain insurance at Borrower's expense at all times with respect to the Inventory and the Equipment



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in amounts at least as great as the full replacement costs.  Borrower shall also maintain such other policies of insurance, in such amounts, covering such risks, and written by such insurance companies, as may be reasonably required by the Lender from time to time. Borrower's primary property and casualty insurance policy shall name Lender as loss payee and additional insured, and shall provide for at least 30 days' prior written notice to Lender of cancellation, material modification or non-renewal. Upon Lender's request, Borrower shall deliver to Lender the original policies of insurance or certificates thereof (except liability insurance). Borrower shall not cancel any such insurance, and shall not settle or compromise any claim thereunder except with Lender's prior written approval. All insurance proceeds received by Borrower shall be received in trust for Lender, and Borrower shall forthwith transmit all such proceeds in the form received (with any necessary endorsements) to Lender to the extent of the Liabilities. Lender may apply any insurance proceeds received by it to the Liabilities, whether due or not. Borrower shall immediately notify Lender of any damage to or loss of any Collateral. In the event of failure to provide and maintain insurance as herein provided Lender may, at its option, provide such insurance and charge the amount thereof as an advance under the Line.

     o. Exoneration of Lender. Borrower exonerates Lender from any liability for any loss, depreciation or other damage to the Collateral unless caused by Lender's gross negligence or willful misconduct.

     p. Costs Incurred with Respect to Collateral. Borrower shall pay to Lender,

upon demand:

     (1) the amount of any and all reasonable out-of-pocket expenses (including attorneys' fees and expenses) which Lender may incur in connection with the exercise by Lender of any of the powers conferred under this Section;

     (2) the amount of any taxes which Lender may have been required to pay either by reason of any assessment made against it as the assignee hereunder of any Collateral or to free any Collateral from a lien thereon;

     (3) interest on any amounts expended under this Section from the date of expenditure to the date of repayment in full to Lender, at the rate of interest payable under the Line.

     8. Lender's Rights and Powers with Respect to the Collateral.

     a. Collection. Subject to the prior rights of Fidelity Funding of California, Inc. ("Fidelity"), upon and after the occurrence of an Event of Default hereunder, Lender shall have the right at all times to notify, and at Lender's request Borrower shall



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notify,  at  Borrower's  expense,  all  debtors  obligated  on any or all of the
Borrower's Accounts, Instruments, Documents or Chattel Paper, that the same have been assigned to Lender and to make payment thereof to Lender directly, in such manner and at such place as Lender may direct. Lender shall also have the right to take control of all proceeds of any Accounts, Instruments, Documents and Chattel Paper, which right Lender may exercise at any time after the occurrence of an Event of Default.

     b. Attorney-in-Fact. Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact, which power shall be deemed coupled with an interest, in Lender's name or in Borrower's name or otherwise, at Borrower's cost and expense, to exercise at any time after the occurrence of an Event of Default hereunder, subject to the prior rights of Fidelity, all or any of the following powers with respect to all or any of the Collateral:

     (1) to demand, sue for, collect, receive, and give acquittance for any and all monies due or to become due upon or by virtue thereof;

     (2) to receive, take, endorse, assign and deliver any and all checks, notes, money orders, drafts and other negotiable and non-negotiable instruments taken or received by Lender in connection therewith;


     (3) to sign Borrower's name on any invoice or bill of lading relating to any Account, on schedules of assignments of Accounts, on notices of assignment, financing statements under the UCC and other public records, on verifications of Accounts, and on notices to customers;

     (4) to file or record in any public office financing statements, notices of lending, notices of assignment, or any other public notice required to effect this Agreement;

     (5) to send requests for verification of Accounts to customers;

     (6) to discharge taxes, liens or other encumbrances at any time levied against or placed on any Collateral;

     (7) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral;




                                     - 11 -

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     (8) to sell, transfer,  assign or otherwise deal in or with the same or the proceeds of any Collateral, as fully and effectually as if Lender were the absolute owner thereof;

     (9) to extend the time of payment of any or all of the Collateral, and to make any allowances and other adjustments with reference thereto; and

     (10) to do all other things Lender deems reasonably necessary or desirable to carry out the purposes of this Agreement.

     c. Effect of Lender's Action. The exercise by Lender of, or failure of Lender to exercise, any power granted in this Section or under this Agreement shall not affect Borrower's liability to Lender hereunder. In addition, Lender shall be under no obligation or duty to exercise any of the powers conferred upon Lender hereunder, and Lender shall have no liability for any act or failure to act in connection with the collection of, or the preservation of any rights under, any of the Collateral.

     9. Borrower's Representations and Warranties. Borrower represents and warrants to Lender that:

     a. Corporate Status. Borrower is duly incorporated, validly existing and in good standing under the laws of Delaware, and is duly qualified and authorized to do business as a foreign corporation and is in good standing in each other jurisdiction wherein the character of the property it owns or the nature of the business it transacts makes such qualification necessary. All of the authorized and outstanding shares of the common stock of Borrower are issued to the shareholders identified on Exhibit C to the Certificate of Secretary of Borrower of even date herewith.

     b. Corporate Authority. Borrower has the corporate power and authority to execute, deliver and perform the Loan Documents. The execution, delivery and performance of the Loan Documents by Borrower has been duly authorized by all necessary corporate action of Borrower, and do not require the consent or approval of any governmental agency, instrumentality or other Person. The Loan Documents have been duly and validly executed and delivered by Borrower and constitute the legal, valid and binding agreement of Borrower enforceable against Borrower in accordance with their terms.

     c. No Conflict. The execution, delivery and performance of the Loan Documents by Borrower will not conflict with or result in a breach of any of the terms, conditions or provisions of the articles of incorporation or by-laws of Borrower, or of any law or any regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, or of any agreement or instrument to which Borrower is subject, or



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constitute a default thereunder,  or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Borrower's property or assets pursuant to the terms of any such agreement or instrument or otherwise except pursuant to and under this Agreement.

     d. Financial Statements.

     (1) Borrower's consolidated audited financial statements delivered to Lender dated as of June 30, 1994, and Borrower's unaudited balance sheet dated July 31, 1995, (the "Financials") fairly present the consolidated financial condition (including contingent liabilities) of Borrower at the dates thereof and the results of Borrower's operations for the periods stated therein, all in accordance with generally accepted accounting principles applied in a manner consistent with past practices and fully and accurately disclose all fixed, contingent and other liabilities of Borrower as of such dates.

     (2) No material adverse change has occurred in the financial condition or business operations of Borrower since October 10, 1995.


     e. Collateral. No financing statement (other than those which have been filed on behalf of Lender and on behalf of Fidelity and on behalf of any other creditor listed on Schedule 9(e) hereto) covering any of the Collateral under any name is on file in any public office. Borrower is the lawful owner of the Collateral, free of all liens and claims whatsoever, other than security and other interests in favor of Lender, Fidelity and the creditors listed on
Schedule 9(e). Lender has a valid security interest in and lien on all of the Collateral subject only to the prior security interest of Fidelity and the creditors listed on Schedule 9(e) hereto. All information with respect to the Collateral set forth in any schedule, certificate or other writing furnished by Borrower to Lender, is true and correct as of the date furnished. Borrower will have good title to all Collateral acquired by Borrower in the future and Lender will acquire through this Agreement a valid perfected prior security interest therein. As of October 10, 1995, the total balance of receivable Accounts of Borrower exceeds $3,500,000. Not more than 90 days have elapsed since the date of the invoice for at least $3,500,000 of the receivable Accounts which are currently due and payable to Borrower.

     f. Location. The Borrower's chief executive office is as stated in Section 14(g) of this Agreement.

     g. Trade Names. All business and sales of Borrower are and shall be conducted solely under Borrower's corporate name as first hereinabove written or in the trade names listed on Schedule 9(g) hereto .




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     h.  Litigation  and  Investigations.  Borrower  has  provided  to  Lender a
complete  list  of  each  investigation,   suit,  proceeding,  action  or  claim
(including claims for taxes) which is now pending or which has been threatened in writing against Borrower by any private or governmental Persons, stating the parties thereto, the subject matter thereof and the amount claimed, if any.

     i. Taxes. Borrower has filed all tax returns required to be filed and has paid all taxes, assessments and other governmental charges required to be paid, including, but not limited to, federal, state and foreign income taxes, ad valorem, excise, VAT, sales and use taxes, and payroll taxes, except those taxes which are presently being or to be contested by Borrower in good faith in the ordinary course of business for which adequate reserves have been established.

     j. Commercial Loan. All amounts loaned by Lender to Borrower pursuant to this Agreement are and will be a "commercial loan" within the meaning of Title 12 of the Commercial Law Article of the Annotated Code of Maryland.


     k. Employee Benefit Plans. Each employee benefit plan as defined in Section 3(3) of ERISA as to which Borrower has any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event or Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated the steps necessary to do so, (iii) no steps have been taken to terminate any such plan, (iv) Borrower has not incurred any accumulated funding deficiency within the meaning of ERISA with respect to any such plan,
(v) Borrower has no material  unfunded vested liability under any such plan, and
(vi) Borrower has not incurred any material liability to the Pension Benefit Guaranty Corporation in connection with any such plan other than liability for premiums payable in the ordinary course.

     l. Hazardous Substances. Other than hazardous substances found in manufactured articles and commercial and consumer products used by Borrower in a customary or ordinary fashion and in customary and ordinary amounts, and the waste generated by such use, Borrower does not use, generate, manufacture, store, transport, treat, dispose or release any hazardous waste or substance as those terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, or other applicable federal and state laws, rules and regulations.




                                     - 14 -

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     m. Fidelity  Indebtedness.  As of October 10, 1995, Borrower is indebted to
Fidelity in an amount less than $2,200,000.00, including interest, principal, penalties and all other charges.

     n. Subsidiaries. Borrower has the Subsidiaries listed on Schedule 9(n) attached hereto and made a part hereof and no others. Each of the Subsidiaries is a Wholly Owned Subsidiary except as shown on Schedule 9(n), which correctly indicates the nature and amount of Borrower's ownership interest therein.

     o. Indebtedness for Borrowed Money. Except for the Liabilities and except as set forth in Schedule 9(o) attached to and made a part of this Agreement, Borrower has no Indebtedness for Borrowed Money. The Lender has received photocopies of all promissory notes evidencing any Indebtedness for Borrowed Money set forth in Schedule 9(o), together with any and all subordination agreements, other agreements, documents, or instruments securing, evidencing, guarantying or otherwise executed and delivered in connection therewith.


     10. General Covenants of the Borrower. Borrower covenants, promises and agrees, with and for the benefit of Lender, as follows:

     a. Other Obligations. Borrower shall pay all other material debts and discharge all other material obligations when due, including all taxes, except for debts and obligations which are being contested in good faith by Borrower.

     b. Financial Records. Borrower shall maintain its financial records in accordance with generally accepted accounting principles applied on a basis consistent with past practices.

     c. Corporate Status. Borrower shall maintain its corporate existence in good standing in its state of incorporation and shall maintain qualification as a foreign corporation and good standing in each other jurisdiction where the location of Borrower's property or the nature of Borrower's business requires qualification.

     d. Compliance with Law. Borrower shall comply with all laws, rules and regulations, and all orders, writs, injunctions and decrees of all courts and governmental agencies and instrumentalities, to which Borrower is subject and which, if violated, would have a material adverse effect on Borrower.

     e. Performance of Contracts. Borrower shall perform and comply in all material respects with the provisions of all material contracts to which Borrower is a party.



                                     - 15 -

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     f. Use of Loan  Proceeds.  Borrower  shall use the proceeds of all advances under the Loan only for the purposes set forth in this Agreement.

     g. Notice of Litigation and Claims. Borrower shall promptly inform Lender in writing of the commencement of any litigation, proceeding, action, suit or investigation, or the written threat thereof, which could have a material adverse effect on Borrower, Borrower shall notify Lender of any judgment entered against Borrower.

     h. Insurance. The Borrower shall maintain casualty, general commercial liability, public liability, workers compensation and such other insurance coverages in such amounts as Lender may reasonably request from such insurers as may be reasonably satisfactory to Lender.


     i. Loans, Advances and Guaranties. Borrower shall not make any loan or advance money to, or guarantee, endorse or otherwise be or become liable or contingently liable in connection with the obligations of, any Person, except advances to employees for business-related expenses in accordance with Section 10(t) hereof..

     j. Stock Issuances. Borrower shall not issue any shares of capital stock or rights thereto or enter into any agreement to do so without Lender's prior written consent except as otherwise set forth in Schedule 10(j)..

     k. Dividends and Distributions. Except as may be approved by Lender, in writing, Borrower shall not declare or pay any cash dividends, retire or otherwise acquire for value any or all of its capital stock, or return any capital or make any distribution of its assets to its shareholders.

     l. Other Businesses. Borrower shall not materially change the nature of its business, or purchase or invest in, directly or indirectly, any assets or property other than assets or property useful and to be used in Borrower's business as presently conducted. Borrower shall not acquire any capital asset for a total purchase price in excess of $50,000 or total capital assets for an aggregate purchase price in excess of $100,000.

     m. Transactions with Affiliates. Borrower shall not purchase, acquire or lease property from, or sell, transfer or lease any property to, or otherwise deal with any Affiliate of the Borrower except on terms obtainable if no affiliate relationship existed.

     n. New Subsidiaries. Except as may be approved by Lender in writing, Borrower shall not form, acquire or invest in any subsidiary, or purchase, lease or otherwise acquire the obligations, assets or stock of any Person.



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     o. Name;  Extraordinary Corporate  Transactions.  Borrower shall not change
its  name,   dissolve   or  become  a  party  to  any   merger,   consolidation,
reorganization or exchange of stock or assets, or other business combination or extraordinary corporate transaction.

     p. Change in Control. There shall be any change in control of the Borrower, which shall include any one or more transfers of more than forty-nine percent (49%) of Borrower's voting securities.

     q.  Taxes,  Charges  and  Liens.  Borrower  shall  pay when due all  taxes,

governmental charges, levies and liens, of every kind, imposed upon Borrower or its properties, income or profits, prior to the date on which penalties would attach, except those presently being or to be contested by Borrower in good faith in the ordinary course of business for which adequate reserves have been established.

     r. ERISA Plans. Borrower shall notify Lender of the creation of any employee benefit plans subject to Title IV of ERISA, and shall furnish to Lender
(i) promptly and in any event within thirty (30) days after the Borrower knows, or has reason to know, that any "Termination Event" (a reportable event as defined in Section 4043(b) of ERISA) or any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of (or for the appointment of a trustee to administer) any such plan, has occurred, a statement of an executive officer of Borrower describing such Termination Event and the action, if any, which Borrower proposes to take with respect thereto;
(ii) promptly after receipt hereof by Borrower, copies of each notice received from the Pension Benefit Guaranty Corporation of such corporation's intention to terminate any such plan or to have a trustee appointed to administer any such plan; and (iii) promptly after Lender's request, such other documents and information relating to any such employee benefit plan as Lender may reasonably request from time to time.

     s. Notice of Defaults. Borrower shall promptly notify Lender of the occurrence of any Event of Default or of any event which with notice or lapse of time or both would constitute an Event of Default.

     t. Compensation. Borrower shall not pay any employee or officer direct or indirect compensation, in any form, at a rate exceeding $150,000 per year plus medical benefits, car allowance and reimbursement in accordance with Borrower's standard policy for reimbursement of business related expenses and only to the extent deductible for federal income tax purposes until Borrower has operated at a net profit for at least two consecutive months.




                                     - 17 -

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     u. Financial Reports. Borrower shall deliver financial reports to Lender at least monthly and from time to time as Lender shall request.

     v. Indebtedness. Without the prior written consent of Lender, Borrower will not and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness for Borrowed Money, or permit any Subsidiary so to do, except:


     (a) the Liabilities;

     (b) current accounts payable arising in the ordinary course;

     (c) Indebtedness of the Borrower existing on the date hereof and reflected on Schedule 9(o).

     (d) Loans from subordinated lenders pursuant to Section 3 hereof.

     11. Lender's Costs and Expenses. Borrower shall pay directly or reimburse Lender for all costs and expenses of, and all amounts advanced by, Lender in connection with the transactions contemplated by this Agreement, including without limitation (i) the costs and expenses of negotiating and preparing the Loan Documents, including attorneys' fees and expenses, (ii) costs, expenses and advances incurred in the protection of Lender's security interests (including but not limited to out-of-pocket expenses incurred in checking the status of such security interests and examinations to determine the value of Collateral),
(iii) costs, expenses and advances incurred in the enforcement and collection of any of the Loan Documents, including attorneys' fees and expenses, (iv) the amount of any taxes which Lender may have been required to pay either by reason of any assessment made against it as to the assignee hereunder of any Collateral or to free any Collateral from a lien thereon, and (iv) the amount of any and all out-of-pocket expenses which Lender may incur in connection with the collection of any item deposited in the Collateral Account or received by Lender in connection with any Collateral; together with interest on any of the above from the date of such expenditure to the date of repayment in full to Lender at the rate of interest payable under the Line. At its option, Lender may deduct or charge such costs, expenses and amounts to advances made under the Loan.

     12. Events of Default. Without limitation of any of Lender's rights as provided elsewhere in this Agreement, upon the occurrence of any of the following, an "Event of Default" shall have occurred and, at Lender's option, all Liabilities shall become immediately due and payable:




                                     - 18 -

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     a. Failure to Pay  Liabilities.  Borrower  fails to pay on the due date any monetary obligation of Borrower hereunder and, except for repayment of the principal amount of the Loan, such failure continues for five (5) days after Lender notifies Borrower.

     b. Other Obligations. Borrower breaches or violates any covenant, promise, agreement, term or condition contained in any Loan Document and such breach or violation is not cured within five (5) days after Lender notifies Borrower.

     c. Breach of Representation. Any material representation or warranty made by Borrower in the Loan Documents, or any statement of material information given by Borrower to Lender pursuant to the Loan Documents, shall be false or shall omit to state a fact necessary under the circumstances to make the representation or warranty not misleading.

     d. Other Loan Documents. An Event of Default shall occur under any other Loan Document and such breach or violation is not cured within five (5) days after Lender notifies Borrower.

     e. Inability to Pay Debts. Borrower shall become insolvent or shall generally fail to pay, or shall admit in writing its inability to pay, its debts when due.

     f. Voluntary Insolvency Proceeding. Borrower commences or voluntarily becomes the debtor party in a case in bankruptcy, or commences or voluntarily becomes the debtor party in any proceeding under any receivership, reorganization, moratorium or other similar law.

     g. Involuntary Insolvency Proceeding. Borrower involuntarily becomes the debtor party to a case in bankruptcy, or involuntarily becomes the debtor party in any proceeding under any receivership, reorganization, moratorium or other similar law, if such case or proceeding is not dismissed within forty-five (45) days.

     h. Trustee, etc. A trustee, receiver or agent is appointed or authorized to take charge of substantially all of the property of Borrower for the purpose of enforcing a lien against such property or for the purpose of causing an involuntary liquidation or general administration of such property for the benefit of creditors.

     i. Assignment for Creditors. Borrower shall make a general assignment for the benefit of creditors.




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     j. Judgments. Any final judgment or judgments are entered against Borrower, and not satisfied, bonded or stayed pending appeal or other action within thirty
(30) days after the entry thereof.

     k. Attachment. Any property of Borrower or Pledgors in Lender's possession,

custody or control is attached, levied upon or garnished by any creditor and such attachment, levy or garnishment is not released within five (5) days after Lender notifies Borrower.

     l. Suspension of Business. Borrower discontinues or suspends business.

     m. Material Adverse Change. A material adverse change shall occur in Borrower's financial condition which is not cured within five (5) days after Lender notifies Borrower.

     n. Lender Insecure. Lender shall determine that (i) the ability of Borrower to repay the Loan or to fully satisfy any Liability is impaired, or (ii) Lender otherwise deems itself insecure and each of such conditions is not cured within five (5) days after Lender notifies Borrower.

     o. Default Under Other Borrowings. Default shall be made by Borrower with respect to any Indebtedness for Borrowed Money (other than the Loan) if the effect of such default is to accelerate the maturity of such Indebtedness for Borrowed Money or to permit the holder or obligee thereof or other party thereto to cause any such Indebtedness for Borrowed Money to become due prior to its stated maturity.

     13. Lender's Rights and Remedies Upon an Event of Default.

     Upon the occurrence of any Event of Default, Lender shall have the right to declare all of the Liabilities immediately due and payable, and shall have all of the rights, powers and remedies of a secured party under the UCC, under other applicable law, in equity, and otherwise, including without limitation, the right to dispose of any or all of the Collateral. Lender shall have the right, with or without legal process and without prior notice or demand, to enter peaceably any premises on which the Collateral or any part thereof may be situated to take possession and remove the same therefrom and Borrower shall not resist or interfere with such action. Lender may require Borrower to assemble the Collateral and make it available to Lender at Borrower's place of business or such other place to be designated by Lender. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Borrower reasonable notice of the time and place of any public sale or reasonable notice of



                                     - 20 -

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the time after which any private sale or any other disposition  thereof is to be made. The requirement of giving reasonable notice shall be met if such notice is mailed, postage prepaid, to Borrower at least ten (10) days before the time of the sale or disposition, but no other method of giving notice is hereby precluded. Lender may at any time after the expiration of the ten (10) day notice period, without further demand, advertisement or notice negotiate or sell and deliver any or all of the Collateral, at public or private sale, for cash, or upon credit, or otherwise, at such prices and upon such terms as Lender may deem advisable and as are commercially reasonable, at such place or places as Lender may designate, in each case in its sole discretion, and Lender may be the purchaser at any public sale free from any right of redemption. Lender may conduct any such sale in its name or in Borrower's name, as Lender may elect, and may cause invoices to be payable directly to Lender. After deducting all expenses incurred by Lender in protecting or enforcing its rights in the Collateral, the residue of any proceeds of collection or sale of the Collateral shall be applied to the payment of principal, interest and other obligations constituting the Liabilities in such order as Lender may determine, and any excess shall be returned to Borrower or such other Person as may lawfully be entitled thereto, and Borrower shall remain liable for any deficiency. Lender may exercise its rights with respect to any or all of the Collateral without resorting or regard to any other collateral, guarantee, or other sources of reimbursement for the Liabilities. Insofar as Collateral shall consist of Accounts, Instruments, Documents, Chattel Paper, choses in action or the like, and without limitation of any other power or right granted to Lender under this Agreement, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon collateral as Lender may determine, for the purpose of realizing Lender's rights therein. Lender may receive, open and dispose of mail addressed to Borrower, may take possession of all of Borrower's books and records pertaining to Accounts or other Collateral, and may endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage of any form of Collateral on behalf of and in the name of Borrower. Lender's rights, powers and remedies hereunder shall be cumulative and may be exercised singularly or concurrently. Election to exercise any remedy shall not preclude exercise of any other remedy.

     14. Miscellaneous.

     a. Waivers and Enforcement of Rights. To the extent permitted by law, Borrower expressly waives all rights to any notice of hearing and to any hearing prior to the taking of any action by Lender under and pursuant to this Agreement, including, without limitation, the taking of possession by Lender of the Collateral by court process or otherwise. Borrower waives demand, notice of default, protest, presentment, notice of acceptance of this Agreement, notice of loans made, credit extended, the Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description except as otherwise expressly provided herein. With respect to any or all of the Liabilities and Collateral, Borrower assents to any extension or postponement of the time of



                                     - 21 -

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payment or any other indulgence, to any substitution, exchange or release of the
Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting thereof, all at such time or times as Lender may deem advisable, and Borrower agrees that Lender may so act without regard to any requests or demands by Borrower and without thereby incurring any liability to Borrower or releasing Borrower hereunder. Borrower acknowledges that Lender does not intend to perfect its security interest in all of the Collateral and agrees that Lender may so act without releasing Borrower hereunder. Lender shall have no duty as to collection or protection of the Collateral or any income thereon, nor as to the preservation of any rights pertaining thereto, provided Lender acts in a commercially reasonable manner. Borrower hereby waives promptness by Lender in making any demands upon Borrower, and agrees that no delay or omission by Lender in exercising any of its rights hereunder or under any other Loan Document shall be deemed to constitute a waiver thereof. Failure by Lender to exercise any right, remedy or option under any Loan Document or delay by Lender in exercising the same will not operate as a waiver. No waiver by Lender will be effective unless it is confirmed in writing and then only to the extent specifically stated therein. All rights and remedies of Lender hereunder shall be cumulative and may be exercised singularly or concurrently.

     b. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Borrower may not assign this Agreement or any right or interest herein. The purchaser, assignee, transferee or pledgee of any of the Liabilities and Lender's security interest hereunder shall become vested with and entitled to exercise all the powers and rights given by this Agreement to Lender, as if said purchaser, assignee, transferee or pledgee were originally named herein. Borrower hereby consents to Lender selling participations in the Liabilities.

     c. Entire Agreement; Amendment; Separability. This Agreement and the other Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all prior agreements, communications and understandings with respect to the subject matter hereof. The commitment letter from Lender to Borrower dated October 10, 1995, shall survive the execution of this Agreement and shall be superseded by the terms of this Agreement only to the extent of any inconsistency with this Agreement.

     d. Maryland Law. This Agreement is made in, and shall be governed by, construed and enforced in accordance with the laws of, the State of Maryland, excluding any conflict of laws principle which would apply the law of another jurisdiction.




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F961d.597 S
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     e.  Amendments.  This  Agreement  may only be amended by an  instrument  in writing signed by Lender and Borrower.

     f. Severability. If at any time one or more provisions of this Agreement, any amendment or supplement thereto or any related writing is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     g. Notices. All notices, statements, requests and demands required or permitted herein shall be addressed as follows:

     If to Borrower:

                     AmerTranz Worldwide, Inc.
                     Suite West 288
                     2001 Marcus Avenue
                     Lake Success, New York 11042
                     Attn: Martin Hoffenberg

     With a Copy To:        David I. Ferber, Esquire
                            Ferber, Greilsheimar, Chan & Essner
                            530 Fifth Avenue
                            23rd Floor
                            New York, New York 10036-5101

     If to the Lender:      TIA, Inc.
                            112 East 25th Street
                            Baltimore, Maryland  21202
                            Attn:  Mr. Stuart Hettleman

     With a copy to:        Zelig Robinson, Esquire
                            Gordon, Feinblatt, Rothman, Hoffberger &
                             Hollander, LLC
                            233 East Redwood Street
                            Baltimore, Maryland 20202

All written  communications  addressed as set forth above shall be deemed given:
(i) on the date hand  delivered to the addressee at the address set forth above,
(ii) one Banking Day after the date deposited, delivery charges prepaid, with a recognized overnight delivery service which gives confirmation of delivery, and
(iii) five Banking Days after the date mailed by certified or registered U.S. mail, postage prepaid, return receipt requested. Any party may change its address for notice by giving written notice in accordance with this




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     subsection.  No other  method  of giving  or  making  notices,  statements, requests or demands is hereby precluded.

     h. No Marshalling. Lender shall not be required to marshall any present or future security for (including but not limited to this Agreement and the Collateral pledged hereunder), or guarantees of, the Liabilities or any of them, or to resort to such security or guarantees in any particular order; all of its rights hereunder and in respect of such securities and guarantees shall be cumulative and in addition to all other rights, however existing or arising.

     i. Waiver of Jury Trial. IN THE EVENT ANY LAWSUIT, PROCEEDING OR OTHER LITIGATION IS COMMENCED IN CONNECTION WITH THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, BORROWER AND LENDER MUTUALLY WAIVE ALL RIGHTS TO HAVE SUCH LAWSUIT, PROCEEDING OR OTHER LITIGATION TRIED BEFORE A JURY, AND AGREE THAT ALL SUCH LAWSUITS, PROCEEDINGS AND OTHER LITIGATION SHALL BE HEARD BY A COURT SITTING AS THE TRIER OF FACT AND LAW.

     j. Forum Selection. All lawsuits, proceedings and other litigation which may be commenced in connection with this Agreement, any other Loan Document or the transactions contemplated hereby or thereby, shall be brought in the state or federal courts situate in the State of Maryland except to the extent necessary to enforce Lender's rights, powers and remedies in another jurisdiction. Borrower hereby consents to the personal jurisdiction of all state and federal courts situate in the State of Maryland.

     k. Service of Process. Service of process may be made on any party to this Agreement by mailing a copy of such process to such party, by certified mail, at its address for notice as set forth above.

     l. Usury. Notwithstanding any other provision of this Agreement, Borrower shall not be required to pay any amount pursuant to this Agreement which is in excess of the maximum amount permitted under applicable law. It is the intention of the parties hereto to conform strictly to any applicable usury law, and it is agreed that if any amount contracted for, chargeable or receivable under this Agreement shall exceed the maximum amount permitted under any such law, any such excess shall be deemed a mistake and if theretofore paid, shall be refunded.

     m. Set-off. Nothing in this Agreement shall be deemed a waiver of Lender's right to exercise any right to set-off which the Lender has at law or in equity.




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F961d.597 S
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     n.  Counterparts.  This Agreement may be executed in several  counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     o. Headings. The section headings appearing in this Agreement have been inserted for the purpose of convenience and reference and are not substantive parts hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date and year first above written.

                                              BORROWER:

Attest:                                 AMERTRANZ WORLDWIDE, INC.



By: ______/s/__________________        By: _____________/s/______________(Seal)
Name: Philip S. Rosso, Jr.                 Name: Martin Hoffenberg
Title: Secreatry                           Title: Chairman


                                       LENDER:

                                       TIA, INC.



                                       By: ________/s/__________________(Seal)
                                           Name: Stuart Hettleman
                                           Title: Vice President





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F961d.597 S
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                                  Schedule 9(e)

                                  Creditor List

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F961d.597 S
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                                  Schedule 9(g)

                                Trade Names List

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F961d.597 S
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                                  Schedule 9(n)

                                Subsidiaries List

F961d.597 S
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                                 Schedule 10(j)

                               Stock Issuance List

F1246.597
1:01/23/96

                    Amendment to Loan and Security Agreement

     This Amendment to Loan and Security Agreement ("Amendment") is made this 24th day of January, 1996, by and between AmerTranz Worldwide, Inc. ("Borrower") and TIA, INC. ("Lender").

                                    RECITALS

     A. On October 25, 1995, Borrower and Lender made a Loan and Security Agreement ("Agreement") concerning a loan to be made by Lender to Borrower in the maximum principal amount of five-hundred thousand dollars ($500,000.00) (the "Loan"). The Loan was evidenced by and to be repaid with interest in accordance with the provisions of three Promissory Notes from Borrower payable to Lender in the principal amount of the Loan.

     B. Borrower has applied to Lender for an additional loan in the maximum principal amount of three hundred thousand dollars ($300,000.00) and may, from time to time, apply to Lender for additional credit accommodations.

     C. The parties wish to amend the Agreement to accommodate all additional credit accommodations that may be made by Lender for Borrower at any time.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound thereby, Borrower and Lender agree as follows:

     1. The "Liabilities" as defined in the Agreement include all debts, liabilities and obligations of Borrower to Lender of every kind, nature and description, without regard to enforcement of any guaranty or any other obligations or security, and whether or not such debts, liabilities or obligations arise under the Agreement or otherwise, are now existing or hereafter incurred, matured or unmatured, direct or indirect, primary or secondary, secured or unsecured, joint or several, absolute or contingent, including without limitation any liability of Lender as endorser of any checks or other drafts of customers of Borrower and transmitted by Lender for collection, due or to become due, regardless of how the same may be evidenced, and whether participated to or from Lender in whole or in part, and including any extensions and renewals thereof, together with interest, fees, charges, expenses and costs of collection (including reasonable attorney's fees).

     2. "Loan Documents" as defined in the Agreement means the Agreement, the Note, all other notes executed by the Borrower in favor of Lender, and each other document executed and delivered by Borrower or any Person to Lender in connection with the Liabilities, and each other document, instrument or agreement now or hereafter evidencing, guarantying, securing or modifying any of the Liabilities or Lender's security interest in the Collateral or the Stock Collateral.

     3. Upon Lender's request, Borrower shall furnish to Lender and shall execute and deliver to Lender such financing statements and other documents, and shall do all such other

 F1246.597
 1:01/23/96

acts, as may be necessary in the sole judgment of Lender to establish and maintain Lender's valid security interest in the Collateral or to carry out the terms of this Amendment. In the event that Borrower fails or refuses to execute any such document, Borrower hereby appoints Lender as Borrower's attorney-in-fact, which power shall be deemed coupled with an interest, to execute such documents in Borrower's name.

     4. Terms used in this Amendment which are not defined herein have the same meaning as in the Agreement.

     5. The Agreement remains unchanged except as modified by this Amendment.

     The signatures and seals of the Borrower and Lender are subscribed to this Amendment as of the day and year first written above.

                                                 BORROWER:

Attest:                                 AMERTRANZ WORLDWIDE, INC.



By: ______/s/__________________         By: ___________/s/_______________(Seal)
Name: Philip S. Rosso, Jr.                   Name: Martin Hoffenberg
Title: Secretary                             Title: Chairman


                                                 LENDER:

                                                 TIA, INC.


                                       By: ____________/s/______________(Seal)
                                            Name: Stuart Hettleman

                                            Title: Vice President



                                      - 2 -

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